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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



                                 APRIL 13, 2001
                                (Date of Report)

                           NCI BUILDING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                                  1-14315                                76-0127701
          (State or other                            (Commission                           (I.R.S. Employer
          jurisdiction of                            File Number)                          Identification No.)
          incorporation)
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                      10943 NORTH SAM HOUSTON PARKWAY WEST
                              HOUSTON, TEXAS 77064
                    (Address of principal executive offices)

                                 (281) 897-7788
                         (Registrant's telephone number,
                              including area code)

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         ITEM 5: OTHER EVENTS

                  On April 12, 2001, NCI Building Systems, Inc. (the "Company") announced that it has determined that the Company's audited financial statements for the fiscal year ended October 31, 2000 as well as the results for the quarter ended January 31, 2001 are required to be restated.

                  The Company intends to file an amended Annual Report on Form
10-K/A for the fiscal year ended October 31, 2000 and an amended Quarterly
Report on Form 10-Q/A for the quarter ended January 31, 2001 upon the completion of the restatement. Until such amendments have been filed, neither the Company's financial statements, nor the independent accountant's report thereon, contained in the Company's Form 10-K or the Company's financial statements contained in the Company's Form 10-Q currently on file with the SEC should be relied upon.

                  A copy of the Company's press release dated April 12, 2001 is attached as Exhibit 99 to this Form 8-K and is incorporated by reference in its entirety into this Form 8-K, except with respect to the fourth full paragraph of the press release which in accordance with the rules and regulations of the SEC shall not be deemed to be "filed" with the SEC as part of this Form 8-K or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this Form 8-K into any other filed document.

         ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits. The following exhibits are filed with this Form 8-K:

                           99       Press Release issued by NCI Building
                                    Systems, Inc. on April 12, 2001, with the exception of the fourth full paragraph which is not to be deemed filed as part of this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          NCI BUILDING SYSTEMS, INC.
                                   (Registrant)



                          By: /s/ Robert J. Medlock
                             ------------------------------------------------
                              Robert J. Medlock, Executive Vice President and
                              Chief Financial Officer

                          Dated: April 13, 2001




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                                INDEX TO EXHIBITS

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
       EXHIBIT
       NUMBER     DESCRIPTION
       ------     -----------

         99       Press Release issued by NCI Building Systems, Inc. on April
                  12, 2001
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